UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/27/2015

Item 1.	Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS February 27, 2015* Unaudited

	Shares	Value
Common Stocks—5.5%
Advent Software, Inc.	8,761	$386,973
Ambit Biosciences Corp.[1]	23,568	14,141
Chelsea Therapeutics, Inc.[1,2,11]	40,295	—
ChyronHego Corp.[1]	136,076	383,734
Cleco Corp.	6,599	359,184
Dresser-Rand Group, Inc.[1]	4,419	359,662
Durata Therapeutics[1]	14,998	—
EME Reorganization Trust	260,360	9,633
Emulex Corp.[1]	49,255	391,577
Furiex Pharmaceuticals, Inc.[1]	2,446	11,949
Goldman Sachs Group, Inc. (The)	974	184,855
Home Loan Servicing Solutions Ltd.	21,353	393,109
Horizon Lines, Inc., Cl. A1	568,677	375,327
Hospira, Inc.[1]	4,313	377,560
Meadowbrook Insurance Group, Inc.	44,360	370,850
NRG Energy, Inc.	856	20,531
Orbitz Worldwide, Inc.[1]	32,593	377,427
Pantry, Inc. (The)[1]	10,391	381,350
Penford Corp.[1]	19,380	364,925
PetSmart, Inc.	4,588	380,391
Polypore International, Inc.[1]	6,500	385,385
Riverbed Technology, Inc.[1]	18,234	381,820
Salix Pharmaceuticals Ltd.[1]	2,488	391,114
Sigma-Aldrich Corp.	2,606	359,784
Silicon Image, Inc.[1]	53,093	387,048
Teva Pharmaceutical Industries Ltd.[1]	940	—
Total Common Stocks (Cost $7,069,322)		7,048,329

	Principal Amount
Mortgage-Backed Obligations—0.4%
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 0.128%, 7/1/26[3]	$ 228,953	36,982
Series 2815, Cl. PT, 0.00%, 11/15/32[3,4]	138,341	10,111
Series 2922, Cl. SE, 4.877%, 2/15/35[3]	24,693	5,086
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	31,069	6,933
Series 3031, Cl. BI, 0.508%, 8/15/35[3]	317,933	68,564
Series 3201, Cl. SG, 1.932%, 8/15/36[3]	131,104	21,989
Series 3606, Cl. SN, 0.00%, 12/15/39[3,4]	155,622	25,259
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 5.32%, 5/25/33[3]	59,503	9,593
Series 2003-52, Cl. NS, 0.00%, 6/25/23[3,4]	85,096	11,388
Series 2004-56, Cl. SE, 10.838%, 10/25/33[3]	113,128	19,442
Series 2005-12, Cl. SC, 8.349%, 3/25/35[3]	12,057	2,606
Series 2005-14, Cl. SE, 19.477%, 3/25/35[3]	199,790	32,519
Series 2005-6, Cl. SE, 15.638%, 2/25/35[3]	223,330	36,414
Series 2005-87, Cl. SE, 11.752%, 10/25/35[3]	150,583	20,186
Series 2006-53, Cl. US, 9.989%, 6/25/36[3]	116,712	17,127
Series 2007-88, Cl. XI, 22.119%, 6/25/37[3]	206,353	35,460
Series 2010-116, Cl. BI, 0.00%, 8/25/20[3,4]	329,788	26,220
Series 2011-96, Cl. SA, 4.679%, 10/25/41[3]	581,150	102,685

1 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 4.948%, 10/16/29[3]	$ 232,901	$56,007
Total Mortgage-Backed Obligations (Cost $543,570)		544,571

Non-Convertible Corporate Bonds and Notes—27.8%
Consumer Discretionary—3.2%
Auto Components—0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	369,250

Automobiles—0.2%
FCA US LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	250,000	280,313

Diversified Consumer Services—0.2%
Laureate Education, Inc., 10% Sr. Unsec. Nts., 9/1/19[5]	250,000	240,000

Hotels, Restaurants & Leisure—0.6%
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[2]	250,000	45,000
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	229,000
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]	450,000	444,375
		718,375

Media—1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	350,000	369,687
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	250,000	265,000
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	250,000	253,125
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	339,062
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[5]	250,000	254,688
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]	250,000	266,250
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]	250,000	262,625
		2,010,437

Multiline Retail—0.2%
Sears Holdings Corp., 6.625% Sec. Nts., 10/15/18	350,000	329,000

Specialty Retail—0.1%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	200,000	188,750

Consumer Staples—1.4%
Food Products—1.4%
Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	173,000	176,763
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[5]	1,000,000	904,500
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	500,000	315,000
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	350,000	365,750
		1,762,013

2 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy—3.5%
Energy Equipment & Services—0.3%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	$225,000	$213,187
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	161,250
		374,437

Oil, Gas & Consumable Fuels—3.2%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	450,000	326,250
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	73,750
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	250,000	260,000
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	250,000	241,875
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	200,000	180,250
5.50% Sr. Sub. Nts., 5/1/22	100,000	94,000
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	402,500
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	375,375
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	191,250
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	182,000
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	300,000	300,000
Pacific Rubiales Energy Corp., 5.375% Sr. Unsec. Nts., 1/26/19[5]	250,000	185,000
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	450,000	240,750
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	250,000	257,188
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	367,500
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	500,000	515,867
		4,193,555

Financials—5.0%
Capital Markets—0.5%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	266,563
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	378,875
		645,438

Commercial Banks—2.9%
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	550,000	526,969
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[5,6,7]	300,000	274,500
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[5]	425,000	416,553
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	350,000	357,000
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	250,000	256,875
HBOS plc, 6.75% Sub. Nts., 5/21/18[5]	200,000	224,395
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,6]	450,000	469,845
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[5]	250,000	257,920
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	282,454
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	500,000	490,625
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	213,165
		3,770,301

Consumer Finance—0.2%
Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	286,250

3 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services—0.1%
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	$350,000	$120,750

Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	371,000

Real Estate Management & Development—1.0%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]	500,000	517,500
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[5]	250,000	231,875
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[5]	500,000	306,250
RJS Power Holdings LLC, 5.125% Sr. Unsec. Nts., 7/15/19[5]	250,000	247,500
		1,303,125

Health Care—1.7%
Health Care Equipment & Supplies—0.4%
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20	250,000	267,187
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	250,000	274,063
		541,250

Health Care Providers & Services—0.9%
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	268,437
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	300,000	324,750
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	500,000	567,500
		1,160,687

Pharmaceuticals—0.4%
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[5]	500,000	528,125

Industrials—2.0%
Aerospace & Defense—0.4%
Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[5]	250,000	240,312
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	250,000	256,875
		497,187

Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[2,5]	335,000	41,038

Machinery—0.6%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]	250,000	254,375
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	250,000	280,000
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	252,187
		786,562

Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	250,000	256,563

Trading Companies & Distributors—0.8%
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	268,750

4 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors (Continued)
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	$200,000	$223,740
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	500,000	557,905
		1,050,395

Information Technology—2.1%
Communications Equipment—0.4%
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	251,563
Avaya, Inc.:
7.00% Sr. Sec. Nts., 4/1/19[5]	250,000	253,750
10.50% Sec. Nts., 3/1/21[5]	100,000	87,750
		593,063

Electronic Equipment, Instruments, & Components—0.1%
CDW LLC/CDW Finance Corp., 8.50% Sr. Unsec. Nts., 4/1/19	79,000	82,907

IT Services—0.6%
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21	250,000	299,500
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[5]	500,000	495,000
		794,500

Software—0.8%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]	250,000	268,125
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[5]	250,000	266,875
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	250,000	234,687
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	200,000	215,300
		984,987

Technology Hardware, Storage & Peripherals—0.2%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	250,000	266,875

Materials—4.1%
Chemicals—0.7%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	250,000	211,250
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	250,000	223,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	450,000	470,250
		905,250

Construction Materials—0.6%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]	750,000	752,857

Containers & Packaging—0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	250,000	260,313

Metals & Mining—2.6%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	250,000	274,948
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]	250,000	243,750
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20	250,000	276,537
ArcelorMittal, 6.25% Sr. Unsec. Nts., 3/1/21	250,000	273,438

5 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]	$700,000	$654,500
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[5]	200,000	158,040
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[5]	143,000	133,705
7.00% Sr. Unsec. Nts., 2/15/21[5]	143,000	133,705
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[5]	250,000	237,188
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	250,000	272,500
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[5]	750,000	686,250
		3,344,561

Telecommunication Services—4.5%
Diversified Telecommunication Services—2.2%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	250,000	266,875
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	250,000	266,250
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[5]	700,000	744,835
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	283,750
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	250,000	260,625
Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	250,000	265,625
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	250,000	266,875
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]	500,000	506,500
		2,861,335

Wireless Telecommunication Services—2.3%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	200,000	202,000
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[5]	250,000	208,165
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[2]	250,000	88,750
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]	500,000	407,600
SoftBank Corp., 4.50% Sr. Unsec. Nts., 4/15/20[5]	250,000	255,000
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	350,000	363,125
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[5]	300,000	273,456
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[5]	250,000	203,539
7.504% Sr. Unsec. Nts., 3/1/22[5]	500,000	443,630
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[5]	500,000	522,500
		2,967,765

Utilities—0.3%
Electric Utilities—0.3%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	250,000	319,817
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[2,11]	250,000	25
		319,842
Total Non-Convertible Corporate Bonds and Notes (Cost $38,306,314)		35,959,056

Event-Linked Bonds—13.0%
Earthquake—2.7%
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.51%, 5/3/16[5,6]	356,000	357,041

6 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Earthquake (Continued)
Embarcadero Reinsurance Ltd. Catastrophe Linked Nts., 5.01%, 8/7/15[5,6]	$250,000	$251,775
Golden State RE II Ltd. Catastrophe Linked Nts., 2.21%, 1/8/19[5,6]	500,000	501,275
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.26%, 4/6/18[5,6]	390,000	392,632
2.51%, 4/6/18[6,8]	250,000	251,838
Lakeside Re III Ltd. Catastrophe Linked Nts., 8.01%, 1/8/16[5,6]	250,000	258,531
Merna Re V Ltd. Catastrophe Linked Nts., 2.01%, 4/7/17[5,6]	250,000	250,713
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.51%, 4/8/16[5,6]	250,000	252,231
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 8.01%, 12/4/15[5,6]	250,000	256,131
Nakama Re Ltd. Catastrophe Linked Nts.:
2.135%, 1/16/19[5,6]	250,000	251,213
2.51%, 4/13/18[5,6]	250,000	252,525
2.76%, 9/29/16[5,6]	250,000	252,106
		3,528,011

Longevity—0.2%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.458%, 1/15/17[5,6]	250,000	256,087

Multiple Event—5.1%
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.445%, 1/17/19[5,6]	500,000	513,575
Blue Danube II Ltd. Catastrophe Linked Nts., 4.279%, 5/23/16[5,6]	297,000	298,611
Blue Danube Ltd. Catastrophe Linked Nts., 6.004%, 4/10/15[5,6]	500,000	501,750
Caelus Re 2013 Ltd. Catastrophe Linked Nts., 6.86%, 4/7/17[5,6]	410,000	429,413
Citrus Re Ltd. Catastrophe Linked Nts.:
3.76%, 4/24/17[5,6]	250,000	249,737
4.26%, 4/18/17[5,6]	250,000	249,862
East Lane Re V Ltd. Catastrophe Linked Nts., 6.66%, 3/13/15[5,6]	250,000	250,725
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.76%, 3/14/18[5,6]	250,000	249,687
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.51%, 4/30/18[5,6]	250,000	252,687
4.76%, 4/30/18[5,6]	250,000	255,337
Mythen Re Ltd. Catastrophe Linked Nts., 11.006%, 5/7/15[5,6]	250,000	253,700
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 8.91%, 12/6/15[5,6]	250,000	255,400
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.51%, 12/6/16[5,6]	250,000	257,138
5.76%, 12/6/16[5,6]	250,000	259,463
8.01%, 6/6/16[5,6]	250,000	266,062
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.26%, 12/6/17[5,6]	250,000	252,463
Riverfront Re Ltd. Catastrophe Linked Nts., 4.01%, 1/6/17[5,6]	250,000	250,588
Sanders Re Ltd. Catastrophe Linked Nts.:
3.01%, 5/25/18[5,6]	250,000	247,988
3.26%, 5/25/18[5,6]	250,000	248,288
3.91%, 6/7/17[5,6]	250,000	252,088
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.01%, 1/8/18[5,6]	250,000	251,500
6.55%, 1/9/17[5,6]	300,000	307,965
VenTerra Re Ltd. Catastrophe Linked Nts., 3.76%, 1/9/17[5,6]	250,000	251,913
		6,605,940

Other—0.8%
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.76%, 1/9/17[5,6]	250,000	258,188

7 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Other (Continued)
Vitality Re V Ltd. Catastrophe Linked Nts., 1.76%, 1/7/19[6,8]		$500,000	$502,925
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.11%, 1/8/18[6,8]		250,000	250,000
			1,011,113

Windstorm—4.2%
Alamo Re Ltd. Catastrophe Linked Nts., 6.36%, 6/7/17[5,6]		250,000	259,512
Aozora Re Ltd. Catastrophe Linked Nts., 2.01%, 4/7/17[5,6]	JPY	25,500,000	212,969
Armor Re Ltd. Catastrophe Linked Nts., 4.01%, 12/15/16[5,6]		500,000	500,862
ATLAS VI Capital Ltd. Catastrophe Linked Nts., 8%, 4/9/15[5,6]	EUR	250,000	280,868
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[5,6]	EUR	250,000	285,043
East Lane Re V Ltd. Catastrophe Linked Nts., 10.76%, 3/16/16[5,6]		250,000	265,006
Everglades Re Ltd. Catastrophe Linked Nts., 7.51%, 4/28/17[5,6]		250,000	258,012
Gator Re Ltd. Catastrophe Linked Nts., 6.69%, 1/9/17[5,6]		500,000	447,725
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,6]	EUR	319,000	363,626
Ibis Re II Ltd. Catastrophe Linked Nts., 4.01%, 6/28/16[5,6]		255,000	258,398
Lion I Re Ltd. Catastrophe Linked Nts., 2.36%, 4/28/17[5,6]	EUR	250,000	282,308
Longpoint Re Ltd. Catastrophe Linked Nts., 6.01%, 6/12/15[5,6]		250,000	253,350
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.:
7.51%, 12/4/15[5,6]		250,000	252,206
7.76%, 12/4/15[5,6]		250,000	254,481
Pelican Re Ltd. Catastrophe Linked Nts.:
6.01%, 5/15/17[5,6]		250,000	257,913
13.76%, 4/13/15[5,6]		250,000	253,900
Queen City Re Catastrophe Linked Nts., 3.51%, 1/6/17[5,6]		250,000	249,413
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.51%, 6/8/16[5,6]		262,000	262,531
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.51%, 5/9/16[5,6]		250,000	261,338
			5,459,461
Total Event-Linked Bonds (Cost $16,978,437)			16,860,612

	Shares
Investment Companies—9.7%
Oppenheimer Master Loan Fund, LLC[9]		428,834	6,272,677
PowerShares Senior Loan Portfolio Exchange Traded Fund		257,215	6,222,031
Total Investment Companies (Cost $12,841,506)			12,494,708

	Principal Amount
Short-Term Note—31.0%
United States—31.0%
United States Treasury Bills, 0.06%, 9/17/15[10] (Cost $39,986,733)		$40,000,000	39,983,400

Total Investments, at Value (Cost $115,725,882)		87 .4%	112,890,676
Net Other Assets (Liabilities)		12.6	16,233,732

Net Assets		100 .0%	$129,124,408

Footnotes to Consolidated Statement of Investments

* February 27, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $544,571 or 0.42% of the Fund’s net assets as of February 27, 2015.

4. Interest rate is less than 0.0005%.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $34,188,079 or 26.48% of the Fund’s net assets as of February 27, 2015.

6. Represents the current interest rate for a variable or increasing rate security.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8. Restricted security. The aggregate value of restricted securities as of February 27, 2015 was $1,004,763, which represents 0.78% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.51%, 4/6/18	7/1/14	$251,665	$251,838	$173
Vitality Re V Ltd. Catastrophe Linked Nts., 1.76%, 1/7/19	1/17/14	500,000	502,925	2,925
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.11%, 1/8/18	1/21/15	250,000	250,000	—
		$1,001,665	$1,004,763	$3,098

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended February 27, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 30, 2014[a]	Gross Additions	Gross Reductions	Shares February 27, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—	141,312,079	141,312,079	—
Oppenheimer Master Loan Fund, LLC	292,592	136,242	—	428,834

		Value	Income	Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$—	$2,651	$—
Oppenheimer Master Loan Fund, LLC		6,272,677	230,655[b]	29,458[b]
Total		$6,272,677	$233,306	$29,458

a. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the fund from Oppenheimer Master Loan Fund, LLC.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. Security received as a result of issuer reorganization.

9 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$86,648,711	76.8%
Brazil	2,818,059	2.5
Supranational	2,127,969	1.9
Russia	2,106,390	1.9
Cayman Islands	2,021,513	1.8
India	1,923,595	1.7
Bermuda	1,862,216	1.6
Japan	1,615,758	1.4
Mexico	1,604,426	1.4
Turkey	1,210,290	1.1
China	1,055,625	0.9
Luxembourg	956,875	0.8
Eurozone	848,219	0.8
Italy	780,420	0.7
United Kingdom	761,224	0.7
Barbados	744,835	0.7
France	618,313	0.5
Colombia	542,000	0.5
Canada	507,723	0.5
Ukraine	473,040	0.4
Macau	444,375	0.4
South Africa	276,537	0.2
Chile	262,625	0.2
Venezuela	240,750	0.2
Australia	237,188	0.2
Jamaica	202,000	0.2
Israel	—	–
Total	$112,890,676	100.0%

Forward Currency Exchange Contracts as of February 27, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	03/2015	EUR	1,865	USD	2,123	$—	$35,901
BOA	07/2015	KRW	1,370,000	USD	1,254	—	11,144
BOA	07/2015	NZD	1,625	USD	1,250	—	35,807
BOA	07/2015	USD	1,100	GBP	730	—	25,874
BOA	07/2015	USD	1,055	JPY	126,000	—	97
BOA	07/2015	USD	2,476	KRW	2,733,000	—	2,238
BOA	07/2015	USD	2,450	NZD	3,215	48,711	—
CITNA-B	03/2015	GBP	1,380	USD	2,127	3,327	—
CITNA-B	07/2015	HUF	652,000	USD	2,412	—	10,719
CITNA-B	07/2015	MXN	35,200	USD	2,374	—	36,459
CITNA-B	07/2015	TRY	5,650	USD	2,381	—	199,397
CITNA-B	07/2015	USD	1,121	CAD	1,330	58,916	—
CITNA-B	03/2015	USD	2,091	EUR	1,865	3,562	—
CITNA-B	07/2015	USD	1,161	HUF	313,000	7,995	—
CITNA-B	07/2015	USD	1,142	MXN	16,900	19,665	—
CITNA-B	07/2015	USD	981	NOK	7,490	6,163	—

10 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	07/2015	USD	3,525	TRY	8,510	$238,535	$—
DEU	07/2015	CHF	2,320	USD	2,686	—	239,131
DEU	07/2015	USD	1,214	CHF	1,230	—	83,471
DEU	03/2015	USD	2,103	EUR	1,880	—	809
DEU	06/2015	USD	218	JPY	26,000	106	—
GSCO-OT	03/2015	BRL	6,800	USD	2,481	19,942	105,677
GSCO-OT	03/2015	EUR	1,880	USD	2,123	—	18,706
GSCO-OT	03/2015 - 07/2015	USD	3,593	BRL	10,280	34,364	17,928
JPM	07/2015	JPY	275,000	USD	2,323	—	20,242
JPM	07/2015	USD	1,235	EUR	1,081	23,417	—
JPM	03/2015	USD	2,121	GBP	1,380	—	9,592
JPM	07/2015	USD	2,528	JPY	299,000	23,885	—
JPM	07/2015	USD	1,048	SEK	8,380	40,972	—
JPM	07/2015	USD	1,193	ZAR	14,200	1,383	—
JPM	07/2015	ZAR	28,380	USD	2,393	—	11,609
MSCO	07/2015	JPY	301,000	USD	2,539	—	18,176
MSCO	07/2015	USD	1,046	AUD	1,305	33,914	—
MSCO	07/2015	USD	1,081	EUR	915	55,414	—
TDB	07/2015	USD	2,453	MXN	37,000	—	4,800
Total Unrealized Appreciation and Depreciation						$620,271	$887,777

Futures Contracts as of February 27, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil*	ICE	Sell	3/16/15	14	$876,120	$(115,768)
CAC40 10 EURO Index	PAR	Sell	3/20/15	306	16,955,386	(759,180)
CBOE Volatility Index	CBE	Sell	4/15/15	98	1,702,750	157,264
Coffee “C”*	NYB	Sell	5/18/15	12	632,250	102,139
FTSE 100 Index	LIF	Sell	3/20/15	158	16,879,838	(1,685,249)
Gas Oil*	NYM	Buy	3/31/15	11	913,790	118,650
Gold (100 oz.)*	CMX	Buy	4/28/15	6	727,860	(36,432)
Live Cattle*	CME	Sell	4/30/15	12	728,160	(2,534)
Natural Gas*	NYM	Sell	3/27/15	27	738,180	(28,692)
Nickel*	LME	Buy	3/16/15	8	674,328	(59,558)
S&P 500 E-Mini Index	CME	Buy	3/20/15	261	27,441,540	1,061,964
S&P 500 E-Mini Index	CME	Sell	3/20/15	62	6,518,680	(256,871)
S&P/TSX 60 Index	MON	Sell	3/19/15	31	4,409,583	(296,747)
Silver*	CMX	Buy	4/28/15	8	661,440	(30,775)
Soybean*	CBT	Buy	5/14/15	15	773,813	46,976
SPI 200 Index	SFE	Sell	3/19/15	47	5,429,909	(724,485)
Sugar #11 World*	NYB	Sell	4/30/15	43	663,163	50,462
United States Treasury Long Bonds	CBT	Buy	6/19/15	1	161,843	(282)
United States Treasury Long Bonds	CBT	Sell	6/19/15	79	12,785,656	(130,448)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/15	10	2,185,781	(648)
United States Treasury Nts., 10 yr.	CBT	Buy	6/19/15	50	6,389,844	(14,721)

11 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Nts., 10 yr.	CBT	Sell	6/19/15	2	$255,594	$(1,242)
						$(2,606,177)

*All or a portion of this security is owned by the Subsidiary. See accompanying Consolidated Notes.

Over-the-Counter Options Written at February 27, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
EUR Currency Put	BOA	USD	1.132	3/2/15	EUR	(1,880,000)	$12,715	$(26,779)
EUR Currency Put	BOA	USD	1.132	3/2/15	EUR	(1,880,000)	12,587	(1,235)
EUR Currency Put	BOA	USD	1.133	3/3/15	EUR	(1,880,000)	11,186	(28,380)
EUR Currency Call	BOA	USD	1.133	3/3/15	EUR	(1,880,000)	11,599	(1,715)
EUR Currency Put	BOA	USD	1.124	3/6/15	EUR	(1,935,000)	12,176	(18,615)
EUR Currency Call	BOA	USD	1.124	3/6/15	EUR	(1,935,000)	12,203	(8,887)
Total Over-the-Counter Options Written							$72,466	$(85,611)

Cleared Credit Default Swaps at February 27, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.23	Buy	5.000	12/20/19	USD	14,058	$796,011	$(1,194,525)

Over-the-Counter Credit Default Swaps at February 27, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
American Express Co.	GSG	Buy	1.000	3/20/20	USD	3,150	$94,896	$(87,355)
American International Group, Inc.	JPM	Buy	1.000	3/20/20	USD	3,150	75,771	(71,352)
Boeing Co. (The)	JPM	Sell	1.000	3/20/20	USD	3,150	(131,687)	135,052
Caterpillar, Inc.	JPM	Buy	1.000	3/20/20	USD	3,160	59,463	(81,519)
CVS Health Corp.	JPM	Sell	1.000	3/20/20	USD	3,160	(131,419)	129,072
Freeport-McMoran, Inc.	CITNA-B	Buy	1.000	3/20/20	USD	3,160	(231,868)	247,671
International Business Machines Corp.	BNP	Buy	1.000	3/20/20	USD	3,160	86,447	(83,000)
Kroger Co. (The)	JPM	Sell	1.000	3/20/20	USD	3,160	(97,873)	107,976
Loews Corp.	BAC	Buy	1.000	3/20/20	USD	3,150	72,602	(74,706)
Lowe’s Cos., Inc.	BNP	Sell	1.000	3/20/20	USD	3,150	(133,729)	130,608
MeadWestvaco Corp.	JPM	Sell	1.000	3/20/20	USD	3,150	(96,499)	101,872
MetLife, Inc.	BOA	Buy	1.000	3/20/20	USD	3,150	42,764	(43,842)
Newmont Mining Corp.	FIB	Sell	1.000	3/20/20	USD	3,150	37,997	(27,112)
Northrop Grumman Systems Corp.	CITNA-B	Sell	1.000	3/20/20	USD	3,160	(132,244)	137,205
Prudential Financial, Inc.	BOA	Buy	1.000	3/20/20	USD	3,150	56,867	(50,537)
Southwest Airlines Co.	GSG	Sell	1.000	3/20/20	USD	3,160	(72,057)	63,227
Staples, Inc.	JPM	Sell	1.000	3/20/20	USD	3,160	93,467	(134,733)

12 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Starwood Hotels & Resorts Worldwide, Inc.	GSG	Buy	1.000	3/20/20	USD	3,150	$44,323	$(45,704)
TimeWarner, Inc.	GSG	Buy	1.000	3/20/20	USD	3,150	91,695	(93,276)
Wal-Mart Stores, Inc.	CITNA-B	Sell	1.000	3/20/20	USD	3,150	(141,919)	137,845
Total Over-the-Counter Credit Default Swaps							$(413,003)	$397,392

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$31,550,000	$—	BBB to AA

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund

Cleared Interest Rate Swaps at February 27, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
BAC	Receive	Six-Month AUD BBR BBSW	3.103	1/6/25	AUD	11,675	$(219,392)
BOA	Receive	Six-Month AUD BBR BBSW	2.758	2/3/25	AUD	455	1,938
JPM	Receive	Three-Month NZD BBR FRA	3.555	2/9/25	NZD	13,040	171,514
JPM	Pay	Three-Month USD BBA LIBOR	2.164	1/7/25	USD	9,445	70,238
JPM	Receive	Three-Month SEK STIBOR SIDE	0.940	2/4/25	SEK	78,220	(162,441)
Total Cleared Interest Rate Swaps							$(138,143)

13 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at February 27, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/10/15	AUD	8,066	$261,052
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/7/15	CAD	8,029	318,117
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/4/16	USD	10,771	531,426
DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 40 basis points	2/4/16	USD	10,684	(616,551)
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	2/10/16	HKD	47,892	(37,058)
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	1/6/16	USD	21,527	767,101
HIH5 Index	GSG	Pay	No Floating Rate	4/7/15	HKD	24,719	(9,670)
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	1/7/16	EUR	13,158	869,481
MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	1/7/16	EUR	1,277	84,363
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	1/7/16	GBP	9,981	293,896
MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	1/7/16	GBP	815	23,998
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	7/1/15	USD	20,991	(876,327)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 5 basis points	1/7/16	USD	626	(27,343)
Total Over-the-Counter Total Return Swaps							$1,582,485

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

14 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Volatility Swaps at February 27, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
AUD/CAD spot exchange rate	JPM	Receive	11.200	3/10/15	AUD	5,000	$(12,346)
CAD/JPY spot exchange rate	JPM	Pay	13.150	3/17/15	CAD	4,900	11,367
EUR/AUD spot exchange rate	DEU	Receive	13.250	3/6/15	EUR	3,400	(15,866)
EUR/AUD spot exchange rate	CITNA-B	Receive	13.550	3/6/15	EUR	3,400	(16,665)
EUR/JPY spot exchange rate	HSBC	Pay	10.500	3/26/15	EUR	3,400	3,805
EUR/JPY spot exchange rate	HSBC	Pay	11.000	3/23/15	EUR	3,400	7,077
EUR/USD spot exchange rate	HSBC	Pay	10.550	3/20/15	USD	3,900	3,783
EUR/USD spot exchange rate	DEU	Pay	10.600	3/19/15	USD	3,900	4,758
EUR/USD spot exchange rate	BOA	Pay	11.800	3/24/15	USD	3,900	7,293
EUR/USD spot exchange rate	JPM	Pay	9.950	3/25/15	USD	3,900	(117)
GBP/SEK spot exchange rate	DEU	Pay	11.750	3/4/15	GBP	2,600	(2,368)
iShares MSCI Emerging Markets	GSG	Pay	535.923	4/7/15	USD	643	199,266
iShares MSCI Emerging Markets	GSG	Receive	573.124	4/8/15	USD	622	(147,103)
iShares MSCI Emerging Markets	GSG	Receive	563.588	4/7/15	USD	627	(141,075)
iShares MSCI Emerging Markets	GSG	Receive	544.756	4/6/15	USD	642	(135,719)
iShares MSCI Emerging Markets	GSG	Pay	517.563	4/6/15	USD	648	152,474
iShares MSCI Emerging Markets	GSG	Pay	545.223	4/8/15	USD	637	182,883
iShares MSCI Emerging Markets	GSG	Pay	563.588	4/9/15	USD	627	170,293
iShares MSCI Emerging Markets	GSG	Receive	582.740	4/9/15	USD	616	(148,210)
iShares MSCI Emerging Markets	GSG	Receive	595.848	4/9/15	USD	610	(159,332)
iShares MSCI Emerging Markets	GSG	Pay	567.392	4/9/15	USD	625	194,563
NZD/USD spot exchange rate	HSBC	Pay	11.100	4/2/15	USD	3,900	(2,340)
NZD/USD spot exchange rate	DEU	Pay	11.950	4/7/15	USD	3,900	273
NZD/USD spot exchange rate	DEU	Pay	14.300	3/17/15	USD	3,900	16,692
USD/SEK spot exchange rate	BOA	Pay	14.100	3/9/15	USD	3,900	4,017
USD/SEK spot exchange rate	HSBC	Pay	15.300	3/11/15	USD	3,900	13,026
USD/SEK spot exchange rate	MOS-A	Pay	15.000	3/13/15	USD	3,900	11,193
USD/SEK spot exchange rate	JPM	Pay	14.900	3/12/15	USD	3,900	10,920
Total Over-the-Counter Volatility Swaps							$212,542

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

15 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Forward Rate Agreement
CDX.HY.23	Markit CDX High Yield Index
CGCNOCAD	Custom Basket of Securities
CGAUOPAU	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
HIH5	The Hang Seng Index Futures
MLTROPFR	Custom Basket of Securities

16 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)

MLTROPUK	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OEX	S&P 500 Index
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

17 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS February 27, 2015 Unaudited

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At February 27, 2015, the Fund owned 10,297 shares with net assets of $7,219,286.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

18 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

19 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized

20 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 27, 2015 based on valuation input level:

21 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Common Stocks	$7,022,239	$—	$26,090	$7,048,329
Mortgage-Backed Obligations	—	544,571	—	544,571
Non-Convertible Corporate Bonds and Notes	—	35,959,031	25	35,959,056
Event-Linked Bonds	—	16,860,612	—	16,860,612
Investment Companies	6,222,031	6,272,677	—	12,494,708
Short-Term Note	—	39,983,400	—	39,983,400
Total Investments, at Value	13,244,270	99,620,291	26,115	112,890,676
Other Financial Instruments:
Swaps, at value	—	5,333,645	—	5,333,645
Centrally cleared swaps, at value	—	243,690	—	243,690
Futures contracts	1,537,455	—	—	1,537,455
Forward currency exchange contracts	—	620,271	—	620,271
Total Assets	$14,781,725	$105,817,897	$26,115	$120,625,737

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,141,226)	$—	$(3,141,226)
Centrally cleared swaps, at value	—	(1,576,358)	—	(1,576,358)
Options written, at value	—	(85,611)	—	(85,611)
Futures contracts	(4,143,632)	—	—	(4,143,632)
Forward currency exchange contracts	—	(887,777)	—	(887,777)
Total Liabilities	$(4,143,632)	$(5,690,972)	$—	$(9,834,604)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

22 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual report upon the sale or maturity of such securities.

Restricted Securities. As of February 27, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different

23 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of February 27, 2015 is as follows:

Cost	$737,031
Market Value	$174,813
Market value as % of Net Assets	0.14%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

24 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated

25 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 27, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $36,517,293 and $44,818,815, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

26 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended February 27, 2015, the Fund had an ending monthly average market value of $30,740,602 and $44,370,286 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference

27 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 27, 2015, the Fund had an ending monthly average market value of $20,914 and $33,817 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended February 27, 2015 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of May 30, 2014	–	$–
Options written	29,484,725	4,538,226
Options closed or expired	(29,232,080)	(4,406,868)
Options exercised	(241,255)	(58,892)
Options outstanding as of February 27, 2015	11,390,000	$72,466

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-

28 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If

29 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended February 27, 2015, the Fund had ending monthly average notional amounts of $35,320,800 and $28,718,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended February 27, 2015, the Fund had ending monthly average notional amounts of $15,291,103 and $18,815,140 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

30 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended February 27, 2015, the Fund had ending monthly average notional amounts of $73,659,655 and $32,354,238 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized

31 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended February 27, 2015, the Fund had ending monthly average notional amounts of $51,001 and $21,989 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically

32 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 27, 2015, the Fund has required certain counterparties to post collateral of $1,914,339.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any

33 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 27, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$115,725,882
Federal tax cost of other investments	(30,876,087)

Total federal tax cost	$84,849,795

Gross unrealized appreciation	$7,096,435
Gross unrealized depreciation	(11,308,007)

Net unrealized depreciation	$(4,211,572)

34 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/27/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	4/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/10/2015